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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                NOVEMBER 21, 2005
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                          SPRING VALLEY MANAGEMENT CORP
             (Exact name of registrant as specified in its charter)

                                     0-29145
                            (Commission File Number)

                                     WYOMING
         (State or other jurisdiction of incorporation or organization)

                                   86-0970099
                      (IRS Employer Identification Number)

                           5151 EAST BROADWAY STE 1600
                              TUCSON, ARIZONA 85711
               (Address of principal executive offices) (ZIP Code)

                              ROBERT D. HADLEY, CEO
                          SPRING VALLEY MANAGEMENT CORP
                           5151 EAST BROADWAY STE 1600
                              TUCSON, ARIZONA 85711
                     (Name and address of agent for service)

                                 (520) 512-5465
          (Telephone number, including area code of agent for service)

                                 FORMER ADDRESS
                           2920 N. Swan Road Suite 206
                                Tucson, AZ 85712
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         -------------------------------------------------------------

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS. On November 18, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Dan Hodges, the Chief Executive Officer and Director, submitted his resignation as Chief Executive Officer and Director for personal reasons. There was no dispute or disagreement with the Company or its Board of Directors. The Board of Directors accepted his resignation and, pursuant to authority, appointed Robert D. Hadley to serve as Chief Executive Officer and Director. Mr. Hadley was elected as Chief Executive Officer and Director and Mr. Hadley has accepted both appointments. His biographical information is:

            Mr. Hadley received his BA from the University of Chicago in 1986 and graduated from USAF Undergraduate Pilot Training at Vance AFB in 1990. Since then he has served in the active duty Air Force as a squadron and instructor pilot in the F-16 Fighter aircraft in Korea and several US locations. Mr. Hadley has served as a director on the board of Fidelis Energy, and as a Trustee and financial advisor to a large family trust. Privately, Mr. Hadley has been involved in real estate development in Southern Arizona since 2000, and is well versed in financial analysis and modeling. Mr. Hadley is an avid golfer.


On November 21, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Edward P Maxwell to fill a vacancy on the Board. Mr. Maxwell was elected as a Secretary and Treasurer and Mr. Maxwell has accepted this appointment. His biographical information is:

         Mr. Maxwell received his Bachelor of Sciences degree in 1984 from the United States Air Force Academy. He has completed over 21 years of active duty military service. His experience includes oversight and management of the U.S. Air Force's Distributed Mission Training program during its growth to a program in excess of $4 billion. Mr. Maxwell is an avid golfer with experience in sales.

On November 21, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Andrew J MacDonald to fill a vacancy on the Board. Mr. MacDonald was elected as a director and Mr. MacDonald has accepted this appointment. His biographical information is:

         Mr. MacDonald received a Bachelor of Science Degree in Computer Science from the State University of New York in Binghamton, N.Y. in 1988. Since 1988, he has been an active duty military officer, first in the United States Marine Corps and since 1999 with the Arizona Air National Guard. He is currently an F-16 Instructor Pilot, Assistant Operations Officer and has attained the rank of Major. Mr. MacDonald has been an avid golfer for the past 15 years. He has also been the chairman and organizer of monthly golf events for Arizona Air National Guard and volunteer worker for the Southern Arizona Junior Golf Association.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Tucson, Arizona, on the 21st day of November, 2005.
                                   Spring Valley Management Corp


                                   By:   /s/
                                         ---------------------------------------
                                   Robert D. Hadley, Chief Executive Officer



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                                                            EXHIBIT INDEX

         EXHIBITS
                           None.